Capital Group U.S. Equity Fund
Investment portfolio
July 31, 2026
unaudited

Common stocks 98.39% Information technology 33.26%	Shares	Value (000)
Broadcom, Inc.	88,369	$34,400
Microsoft Corp.	54,136	25,158
Apple, Inc.	67,825	20,952
Micron Technology, Inc.	19,280	15,868
KLA Corp.	74,820	13,679
NVIDIA Corp.	49,159	9,869
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	15,818	6,394
Amphenol Corp., Class A	17,777	2,857
Salesforce, Inc.	11,171	2,056
Seagate Technology Holdings PLC	1,389	1,189
Texas Instruments, Inc.	4,265	1,176
Fair Isaac Corp. (a)	985	1,106
Arista Networks, Inc. (a)	5,912	1,066
SAP SE (ADR) (b)	5,639	1,035
Shopify, Inc., Class A, subordinate voting shares (a)	8,184	959
Applied Materials, Inc.	1,759	893
TE Connectivity PLC	4,180	860
Coherent Corp. (a)	2,982	784
SK hynix, Inc. (ADR) (a)	4,679	672
Cisco Systems, Inc.	5,637	654
		141,627
Industrials 13.18%
General Electric Co.	32,125	11,567
RTX Corp.	29,025	6,247
GE Vernova, Inc.	6,021	5,962
TransDigm Group, Inc.	3,169	3,975
Waste Connections, Inc.	22,504	3,767
Northrop Grumman Corp.	6,015	3,263
ATI, Inc. (a)	16,986	3,184
Lennox International, Inc.	6,153	2,559
Rolls-Royce Holdings PLC (ADR)	123,824	2,457
Caterpillar, Inc.	2,440	1,988
HEICO Corp.	2,247	801
HEICO Corp., Class A	2,808	722
AMETEK, Inc.	5,618	1,358
Paychex, Inc.	10,748	1,256
Delta Air Lines, Inc.	13,393	1,171
Verisk Analytics, Inc.	5,700	1,111
Carrier Global Corp.	14,544	899
Ingersoll-Rand, Inc.	10,595	883
Equifax, Inc.	5,049	872
ITT, Inc.	4,277	838
Builders FirstSource, Inc. (a)	10,487	697
Capital Group U.S. Equity Fund — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Innio NV (a)	20,248	$494
Mobility Global, Inc. (a)	1,522	31
		56,102
Financials 12.16%
Visa, Inc., Class A	29,579	10,830
JPMorgan Chase & Co.	25,422	8,943
Marsh & McLennan Cos., Inc.	40,093	7,605
Mastercard, Inc., Class A	4,938	2,830
Truist Financial Corp.	50,052	2,595
KKR & Co., Inc.	25,228	2,559
PNC Financial Services Group, Inc.	9,850	2,461
Arthur J. Gallagher & Co.	9,643	2,405
Progressive Corp.	8,905	1,883
CME Group, Inc., Class A	6,834	1,830
Morgan Stanley	7,251	1,526
S&P Global, Inc.	3,688	1,519
Hong Kong Exchanges and Clearing, Ltd. (ADR)	24,376	1,266
MSCI, Inc.	1,872	1,071
Capital One Financial Corp.	4,375	915
Aon PLC, Class A	2,521	909
Rocket Companies, Inc., Class A (a)	49,935	644
		51,791
Communication services 9.20%
Alphabet, Inc., Class C	76,471	27,274
Meta Platforms, Inc., Class A	17,882	9,955
T-Mobile US, Inc.	11,170	1,929
		39,158
Health care 8.40%
Eli Lilly and Co.	6,209	7,133
UnitedHealth Group, Inc.	14,142	5,861
AbbVie, Inc.	18,301	4,593
Danaher Corp.	20,401	3,978
Merck & Co., Inc.	21,623	2,815
Vertex Pharmaceuticals, Inc. (a)	4,833	2,306
Abbott Laboratories	19,670	2,079
AstraZeneca PLC	10,449	1,773
Humana, Inc.	4,830	1,757
DexCom, Inc. (a)	16,170	1,349
CVS Health Corp.	10,747	1,122
Amgen, Inc.	2,607	1,004
		35,770
Consumer discretionary 8.35%
Amazon.com, Inc. (a)	55,544	15,085
Royal Caribbean Cruises, Ltd.	16,237	5,168
Burlington Stores, Inc. (a)	7,608	2,803
Aramark	45,720	2,605
Chipotle Mexican Grill, Inc. (a)	66,120	2,461
Marriott International, Inc., Class A	6,146	2,291
Starbucks Corp.	17,422	1,834
MercadoLibre, Inc. (a)	732	1,375
Capital Group U.S. Equity Fund — Page 2 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Tractor Supply Co.	31,842	$980
Yum! Brands, Inc.	6,161	944
		35,546
Utilities 4.38%
Constellation Energy Corp.	33,631	8,837
Atmos Energy Corp.	19,844	3,429
Entergy Corp.	30,416	3,273
CenterPoint Energy, Inc.	47,488	1,996
Sempra	12,563	1,112
		18,647
Consumer staples 3.78%
Philip Morris International, Inc.	42,887	8,184
Mondelez International, Inc., Class A	95,737	5,965
Coca-Cola Co.	12,835	1,124
Church & Dwight Co., Inc.	8,334	824
		16,097
Energy 2.06%
ConocoPhillips	37,445	4,511
ONEOK, Inc.	33,296	3,024
ExxonMobil Holdings Corp.	7,877	1,224
		8,759
Real estate 2.02%
Welltower, Inc. REIT	28,735	6,737
Public Storage REIT	2,898	939
Digital Realty Trust, Inc. REIT	4,840	912
		8,588
Materials 1.60%
Linde PLC	12,611	6,033
International Flavors & Fragrances, Inc.	9,810	777
		6,810
Total common stocks (cost: $173,369,000)		418,895
Short-term securities 1.62% Money market investments 1.62%
Capital Group Central Cash Fund 3.70% (c)(d)	69,023	6,903
Total short-term securities (cost: $6,902,000)		6,903
Total investment securities 100.01% (cost: $180,271,000)		425,798
Other assets less liabilities (0.01)%		(30)
Net assets 100.00%		$425,768
Capital Group U.S. Equity Fund — Page 3 of 5

unaudited
Investments in affiliates (d)

	Value at 11/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 7/31/2026 (000)	Dividend or interest income (000)
Short-term securities 1.62%
Money market investments 1.62%
Capital Group Central Cash Fund 3.70% (c)	$9,950	$55,711	$58,753	$(4)	$(1)	$6,903	$324

(a)	Non-income producing.
(b)	All or a portion of this security was on loan.
(c)	Rate represents the seven-day yield at 7/31/2026.
(d)	Affiliate of the fund or part of the same “group of investment companies“ as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group U.S. Equity Fund — Page 4 of 5

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of July 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Capital Private Client Services Funds. This and other important information is contained in the prospectus, which can be obtained from your investment counselor and should be read carefully before investing.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
MFGEFP3-124-0926
Capital Group U.S. Equity Fund — Page 5 of 5